UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2007

MERCARI COMMUNICATIONS GROUP, LTD.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-17284 (Commission File No.)	84-1085935 (I.R.S. Employer Identification No.)

    2525 East Cedar Avenue, Denver, Colorado                                      80209
               (Address of principal executive offices)                                     (Zip Code)

(303) 623-0203
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; compensatory Arrangements

(a)

The resignations of Directors Thomas A. Higgins and Allan Bergenfield were accepted by Robert W. Marsik the sole remaining director April 23, 2007. The resignations were given at the request of the controlling shareholders of the Registrant as described in Form 14f-1 filed April 9, 2007.

Mr. Marsik, as the sole remaining Director, effective on April 23, 2007, appointed John P. Kanouff and L. Michael Underwood as directors of Registrant to fill the vacancies on the Board of Directors.

(b)

Effective April 24, 2007, the resignation of Robert W. Marsik as a Director of Registrant and as President, Secretary and Treasurer of Registrant was accepted by the Board of Directors. Mr. Marsik resigned these positions at the request of the controlling shareholders of the Registrant as described in Form 14f-1 filed April 9, 2007.

(c)	Effective April 24, 2007, the Board of Directors appointed the following persons as Officers of Registrant:

President	L. Michael Underwood
Secretary	John P. Kanouff
Treasurer	John P. Kanouff

     L. Michael Underwood. During the past five years, Mr. Underwood’s principal occupation has been acting as the sole officer of LMU & Company (“LMUCO”), a Colorado corporation wholly owned by Mr. Underwood. LMUCO’s business consists of providing consulting services to businesses. Mr. Underwood is not currently a director of a publicly held entity.

     John P. Kanouff. During the past five years, Mr. Kanouff’s principal occupation has been acting as the manager of Kanouff, LLC (“KLLC”), a Colorado limited liability company wholly owned by Mr. Kanouff. KLLC’s business consists of providing consulting services to businesses. From May to December of 2002, Mr. Kanouff was a registered representative with Sands Brothers & Co., Ltd., a member of the New York Stock Exchange; and from November of 2004, to July of 2006, Mr. Kanouff was a registered representative with US EURO Securities, Inc., a member of the National Association of Securities Dealers. Mr. Kanouff is not currently a director of a publicly held entity.

     As reported on Form 8-K filed March 21, 2007, (1) Kanouff, LLC, a Colorado limited liability company, of which John P. Kanouff is the Managing Member, acquired shares of Registrant equal to 41.96% of Registrant’s outstanding voting securities. Underwood Family Partners, Ltd., a Colorado limited partnership, of which Michael C. Underwood is the General Partner, acquired shares of Registrant equal to 41.96% of Registrant’s outstanding voting securities, and (2) on March 21, 2007, the Registrant issued and delivered 1,000,000 shares of its common stock to Kanouff, LLC and 1,000,000 shares of its common stock to Underwood Family Partners, Ltd. in payment of all amounts owed by the Registrant under promissory notes held by such persons.

     There is no employment agreement between the Registrant and either of the two officers. Both persons plan to serve without compensation for the foreseeable future.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCARI COMMUNICATIONS GROUP, LTD. By: /s/ L. Michael Underwood L. Michael Underwood President

Date: April 30, 2007